Rule 497(e)

File Nos. 333-44839 and 811-03249

THE AICPA VARIABLE ANNUITY

A Flexible Premium Deferred Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated October 1, 2019 to the Prospectus and Statement of Additional

Information (“SAI”) dated May 1, 2001

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2001.

At in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund (“Acquired Fund”), with and into the Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (“Acquiring Fund”). Subject to approval by the shareholders of the Acquired Fund, it is anticipated the merger will be completed on or about October 25, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business October 25, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to

Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2001.

Please read this Supplement carefully and retain it for future reference.